SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 2, 2012

CUBIST PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21379	22-3192085
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

65 Hayden Avenue, Lexington, Massachusetts  02421

(Address of Principal Executive Offices)  (Zip Code)

Registrant’s telephone number, including area code:  (781) 860-8660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 2, 2012, Cubist Pharmaceuticals, Inc., or Cubist, announced the appointment of Robert J. Perez, 48, currently Cubist’s Executive Vice President and Chief Operating Officer, to the position of President and Chief Operating Officer.  This appointment took effect on July 2, 2012.  Mr. Perez has been Cubist’s Executive Vice President and Chief Operating Officer since August 2007.  Prior to this, he was Cubist’s Senior Vice President, Commercial Operations since July 2004.  From August 2003 to July 2004, he served as Cubist’s Senior Vice President, Sales and Marketing.  Mr. Perez serves on the board of AMAG Pharmaceuticals, Inc.  Mr. Perez is a member of the Board of Advisors of Citizen Schools of Massachusetts and a director of the Biomedical Science Careers Program (BSCP).

In connection with his appointment to this new position, Mr. Perez will be issued an award of 25,000 options and 8,500 restricted stock units, or RSUs, of Cubist common stock under Cubist’s 2012 Equity Incentive Plan on August 15, 2012.  The options will vest quarterly in equal installments over a four-year period beginning on the grant date.  The exercise price for the options will be the closing price of Cubist common stock on the grant date.  The RSUs will vest annually in equal installments over a four-year period beginning on the grant date.  In addition, Mr. Perez’s annual base salary has been increased from $505,250 to $600,000.  Mr. Perez will be entitled to continue to participate in Cubist’s Short Term Incentive Plan, or STIP.  The STIP was filed with the SEC as Exhibit 10.1 to Cubist’s Quarterly Report on Form 10-Q on May 1, 2012 and described in Cubist’s Current Report on Form 8-K filed with the SEC on February 16, 2012, which is incorporated by reference herein.  In connection with the appointment of Mr. Perez as President and Chief Operating Officer, the STIP was amended to add target cash awards for this position.  The target cash award under the amended STIP for Mr. Perez, as President and Chief Operating Officer, is 75% of his 2012 base salary and is based 80% on Cubist’s achievement of its 2012 corporate goals and 20% on Mr. Perez’s achievement of his 2012 individual goals.

The description of the amendments to the STIP set forth above is only a summary and is qualified in its entirety by reference to the amended STIP, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q and is incorporated herein by reference to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBIST PHARMACEUTICALS, INC.

	By:	/s/ Tamara L. Joseph
Tamara L. Joseph
Senior Vice President,
General Counsel & Secretary

Dated: July 2, 2012